Schedule of Investments (a)

December 31, 2020

Corporate Bonds, Loans & Notes - 73.76%
Name of Issuer	Principal	Value
Auto Manufacturers - 6.55%
Cooper-Standard Automotive, Inc., 13%, 6/01/24 (c)	$5,000,000	$5,850,000
Ford Motor Credit Co LLC, 3.219%, 1/09/22	1,425,000	1,438,218
Ford Motor Credit Co LLC, 3.35%, 11/01/22	3,296,000	3,353,680
		10,641,898

Building Products - 3.46%
BMC East LLC, 5.5%, 10/01/24 (c)	5,000,000	5,137,500
Builders Firstsource, 6.75%, 6/01/27 (c)	450,000	488,120
		5,625,620

Coal - 0.40%
Westmoreland Mining Holdings LLC TL, PIK 15%, 3/15/29 (d)	1,651,701	650,357

Communications - 6.56%
Centurylink, Inc., 7.5%, 4/01/24	5,000,000	5,662,500
Expedia Media Group, Inc., 7%, 5/01/25 (c)	4,530,000	4,993,020
		10,655,520

Consumer Discretionary - 4.91%
Foot Locker, Inc., 8.5%, 01/15/22	7,500,000	7,978,125

Drug Stores - 1.14%
Rite Aid Corp., 7.5%, 7/01/25 (c)	734,000	766,113
Rite Aid Corp., 8%, 11/15/26 (c)	1,012,000	1,082,840
		1,848,953

Electrical Components & Equipment - 0.09%
Advanced Lighting Technologies, PIK, FRN 18% (3 month LIBOR + 17%) 9/30/23 (b) (c) (e)	8,298,446	151,530

Energy/Natural Resources - 9.80%
American Eagle Energy Corp., 11%, 9/01/19 (b) (c) (e) (f)	15,500,000	75,950
CNX Resources, Inc., 7.25%, 3/14/27 (c)	10,000,000	10,700,000
RAAM Global Energy Co., 12.5%, 10/01/15 (e) (f)	23,000,000	2,300
Range Resources Corp., 4.875%, 5/15/25	5,000,000	4,722,950
Talos Production LLC, 11%, 4/03/22	422,980	435,543
		15,936,743

Food Processing - 3.16%
Cooke-Omega Investments, Inc., 8.5%, 12/15/22 (c)	5,000,000	5,137,500

Homebuilders - 3.08%
PulteGroup, Inc., 4.25%, 3/01/21	5,000,000	5,012,500

Industrial Servicing / Manufacturing - 12.70%
Clean Harbors, Inc., 4.875%, 7/15/27 (c)	500,000	521,655
Fortress Transportation and Infrastucture Investors LLC, 6.75%, 3/15/22 (c)	3,319,000	3,327,298
Fortress Transportation and Infrastucture Investors LLC, 9.75%, 8/01/27 (c)	500,000	573,125
Mueller Industries, Inc., 6%, 3/01/27	6,089,000	6,195,557
XPO Logistics, Inc., 6.5%, 6/15/22 (c)	10,000,000	10,032,500
		20,650,135

Metals & Mining - 5.42%
Allegheny Technologies, Inc., 6.95%, 12/15/25	4,500,000	4,837,500
American Gilsonite Co., PIK 17%, 12/31/21 (c)	9,111,865	3,966,496
		8,803,996

Oil & Gas Drilling - 4.12%
Parker Drilling Co. TL, 13% (11% cash, 2% PIK), 3/26/24 (d)	2,566,096	2,296,371
Tidewater, Inc., 8%, 8/01/22	4,605,336	4,407,237
		6,703,608

Paper/Forest Products - 0.00%
Cenveo Corp., 8.5%, 9/15/22 (c) (e)	25,000,000	2,500

Technology - 0.65%
Iron Mountain, Inc., 4.5%, 2/15/31 (c)	1,000,000	1,047,500

Tobacco - 11.72%
Pyxus Holdings Inc., 10%, 8/24/24	10,845,675	8,893,454
Vector Group LTD, 6.125%, 2/01/25 (c)	10,000,000	10,167,700
		19,061,154

Total Corporate Bonds, Loans & Notes — (cost -$190,621,110)		$119,907,639

GDP-Linked Bonds - 0.02%
Name of issuer	Principal	Value
Republic of Argentina GDP Linked Security, FRN (based on the performance of	$34,386,574	$34,387
Argentina's GDP), 12/15/35 (e)
Total GDP-Linked Bonds — (cost—$1,423,421)		$34,387

Common Stock - 9.22%	Number of
Name of issuer	Shares	Value
Coal - 0.01%
Westmoreland Mining Holding LLC, Class A Units (d) (e)	22,606	$22,606

Diversified Chemicals - 1.53%
Ingevity Corp. (e)	602	45,589
NL Industries, Inc.	510,200	2,438,756
		2,484,345

Electrical Components & Equipment - 0.00%
Advanced Lighting Technologies PFD (b) (e)	104,947	-

Electrical Utility - 0.00%
Homer City Holdings, LLC (d) (e)	221,338	2,213

Energy / Natural Resources - 0.20%
SilverBow Resources, Inc. (e)	5,058	26,858
Talos Energy, Inc. (e)	35,718	294,316
		321,174
Food Processing - 1.93%
Viskase Cos., Inc. (e)	3,052,635	3,144,214

Metals & Mining - 4.42%
American Gilsonite (b) (d) (e)	15,980	276,294
American Zinc Recycling, LLC (b) (d) (e)	21,539	6,911,336
Ormet Corp. (e)	372,638	1,118
		7,188,748

Oil & Gas Drilling - 0.28%
Key Energy Services, Inc. (e)	129	712
Parker Drilling Co. (e)	140,471	456,531
		457,243

Packaging & Container - 0.10%
Westrock Co.	3,626	157,840

Paper/Forest Products - 0.17%
Cenveo Enterprises, Inc. (d) (e)	20,833	270,829

Retail Food Chain - 0.50%
Romacorp, Inc. (b) (d) (e)	82,220	814,800

Transportation - 0.08%
Getlink SA	7,349	127,432

Total Common Stock — (cost—$52,266,783)		$14,991,444

Preferred Stock - 5.06%
Pipeline - 5.06%
Crestwood Equity Partners LP PFD, 9.25%, Perpetual	1,100,000	$8,217,000
Total Preferred Stock — (cost—$10,441,640)		$8,217,000

Warrants - 0.00%	Number of
Name of issuer	Shares	Value
Advanced Lighting Technologies, DTD 10/04/17 @ $123.27 expiration 10/04/27 (b) (e)	2,006	$-
Total Warrants — (cost—$0)		$-

Repurchase Agreement - 10.53%	Principal	Value
State Street Bank & Trust Co. 0.00% dated 12/31/2020, to be repurchased at $17,125,379 on 1/04/2021 (g)
Total Repurchase Agreement - (cost - $17,125,379)	$17,125,379	$17,125,379

Total Investments - 98.59% (cost—$271,878,333)		$160,275,849

Net Other Assets and Liabilities - 1.41%		2,296,575

Net Assets - 100%		$162,572,424

(a)	Portions of the portfolio may be pledged to collateralize short term borrowings.
(b)	Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. The aggregate market value of good faith securities as of December 31, 2020 was $12,196,406 which represents 7.50% of total net assets.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $64,021,347 which represents 39.38% of total net assets. These securities are generally deemed liquid.
(d)	All or a portion the security is restricted. The Trust may acquire restricted securities which are subject to legal or contractual restrictions on resale and may be illiquid. The aggregate market value of restricted securities as of December 31, 2020 was $11,244,806 which represents 6.92% of total net assets. Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
American Gilsonite	1/13/2014	$5,273,400
American Zinc Recycling, LLC	7/19/2012 - 9/30/2016	$8,474,521
Cenveo Enterprises, Inc.	9/11/2018	$607,500
Homer City Holdings, LLC	4/6/2017	$588,216
Parker Drilling Co. Term Loan	3/27/2019	$2,982,857
Romacorp, Inc.	11/15/2006	$4,118,756
Westmoreland Mining Holdings Co. Term Loan	3/15/2019	$2,445,129
Westmoreland Mining Holdings Co. Class A Units	3/15/2019	$641,637

(e)	Non-income producing security.
(f)	Security is in principal default.
(g)	Acquired on December 31, 2020. Collateralized by $17,467,946 of US Treasury Notes due 8/15/2023. The maturity value is $17,125,379.

PIK Payment in Kind

FRN Floating Rate Note - rates reflected are as of December 31, 2020

PFD Preferred Security

TL Term Loan

Investment Valuation

Accounting Standards Codification ASC 820, Fair Value Measurements and Disclosures (ASC 820) defines fair value as the price that would be received to sell an investment in an orderly transaction between two market participants at the measurement date. ASC 820 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of certain inputs to the fair value measurement requires judgments and considers factors that may be specific to each security. The various inputs that may be used to determine the value of the Trust's investments are summarized in the following fair value hierarchy:

Level 1 - Unadjusted quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs based on data obtained from various pricing sources (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs including the Trust's own assumptions used to determine the fair value of investments. Factors considered in making such determinations may include, but are not limited to, information obtained directly from the company or analysts and the analysis of the company's financial statements or other documents.

The following table summarized the Trust's investment as of December 31, 2020, based on the inputs used to value them.

				Total as of
	Level 1	Level 2	Level 3	12/31/2020
Corporate Bonds, Loans & Notes	$-	$115,711,163	$4,196,476	$119,907,639
Common Stock	6,565,934	127,432	8,298,078	14,991,444
Preferred Stock	8,217,000	-	-	8,217,000
GDP Linked Bonds	-	34,387	-	34,387
Warrants	-	-	-	-
Repurchase Agreement	-	17,125,379	-	17,125,379
	$14,782,934	$132,998,361	$12,494,554	$160,275,849

Transfers between hierarchy levels may occur due to market fluctuation, changes in valuation techniques and/or changes in the availability of market data used in the determination of an investment’s valuation. The Trust recognizes transfers between the levels at the end of each period. For the period ended December 31, 2020, there were no transfers between Levels 2 and 3.

At December 31, 2020, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Asset Back Securities	Corporate Bonds & Notes	Common Stock	Totals
Beginning Balance @ 9/30/20	$112,779	$6,776,167	$9,344,518	$16,233,464

Purchases / PIK Interest	-	-	-	-

Sales	(248,472)	-	-	(248,472)

Realized Gain(Loss)	(6,292,733)	-	-	(6,292,733)

Net Change in Unrealized
Appreciation/(Deprecitation)	6,428,426	(2,579,691)	(1,046,440)	2,802,295

Transfers into Level 3	-		-	-

Transfers out of Level 3	-	-	-	-

Ending Balance @ 12/31/2020	$-	$4,196,476	$8,298,078	$12,494,554

Change in Unrealized
Gain / (Loss) for Positions Still
Held at December 31, 2020
Corporate Bonds & Notes	$(2,579,691)
Common Stock	(1,046,440)
Totals	$(3,626,131)

The Financial Accounting Standard Board (FASB) issued guidance that a reporting entity should disclose quantitative information about the unobservable inputs used in the fair value determinations that are categorized in the Level 3 hierarchy. The guidance also required additional disclosure regarding the valuation process used and the sensitivity of the fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs within Level 3. The following table presents a summary of valuation techniques, inputs and quantitative information used in determining the fair value of the Trust’s Level 3 securities as of December 31, 2020:

Investment Type	Fair Value	Technique	Valuation Inputs	Significant Unobservable Range	Increase in Input (1)
Common Stock
Metals & Mining	$276,294	Market Comparable (2)	Forward EBITDA Multiple	9x - 15x	Increase
Metals & Mining	$6,911,336	Market Comparable (2)	Forward EBITDA Multiple	9x -15x	Increase

Corporate Bonds
Metals & Mining	$3,966,496	Market Comparable (2)	EBITDA Multiple	7.5x	Increase

	$11,154,126

(1) This column represents the direction change in the fair value of the Level 3 securities that would result from an increase to the corresponding unobservable input. A decrease to the unobservable inputs would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determinations.

(2) Earnings multiples are based on comparable public companies and transactions of comparable companies.

The above table does not include 7 securities valued at $1,340,428 which were valued by inputs not derived by management such as third party vendor pricing services, broker quotes, acquisition analysis and recovery analysis.

For additional information on the Trust's policy regarding valuation of investments and other significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.